UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 12, 2007

CME Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-33379	36-4459170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 South Wacker Drive, Chicago, Illinois		60606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	312-930-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective July 12, 2007, pursuant to the Agreement and Plan of Merger dated as of October 17, 2006 (as amended on December 20, 2006, May 11, 2007, June 14, 2007 and July 6, 2007, the "Merger Agreement") relating to the Chicago Mercantile Exchange Holdings Inc. ("CME Holdings" or the "Company") and CBOT Holdings, Inc. ("CBOT Holdings") merger transaction, CBOT Holdings was merged with and into Chicago Mercantile Exchange Holdings Inc. ("CME Holdings" or the "Company"). Immediately following the merger, as described below under item 5.03, the name of the Company was changed from "Chicago Mercantile Exchange Holdings Inc." to "CME Group Inc."

By virtue of the merger, each issued and outstanding share of Class A common stock, par value $0.001 per share, of CBOT Holdings was converted into the right to receive 0.3750 shares of Class A common stock, par value $0.01 per share, of the Company.

The CME Group Inc. ("CME Group") Class A common stock will trade on the New York Stock Exchange and the Nasdaq Global Select Market under the symbol "CME." Following consummation of the merger, the CBOT Holdings Class A common stock was delisted from the New York Stock Exchange.

The issuance of CME Group Class A common stock in connection with the merger, as described above, was registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement on Form S-4 (File No. 333-139538), filed with the Securities and Exchange Commission ("SEC") on December 21, 2007 and declared effective on February 26, 2007, a registration statement on Form S-4 (File No. 333-143282), filed with the SEC on May 25, 2007 and declared effective on June 5, 2007, and a registration statement on Form S-4 (File No. 333-144371), filed with the SEC on July 6, 2007 and declared effective on July 6, 2007. The joint proxy statement/prospectus (the "Joint Proxy Statement/Prospectus") included in the registration statements contains additional information about the merger and the related transactions. Additional information about the merger is also contained in Current Reports on Form 8-K filed by the Company and by CBOT Holdings and incorporated by reference into the Joint Proxy Statement/Prospectus.

A copy of the Company’s press release dated July 12, 2007 announcing the closing of the merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth under Items 2.01 above and 5.03 below are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 12, 2007, each of the following former members of the CBOT Holdings board of directors was designated and appointed to the Company’s board of directors (and to the indicated classes and Executive and Nominating Committees (if applicable) of the Board per the Merger Agreement):

Charles P. Carey, 53, Class III, Executive Committee
Jackie M. Clegg, 45, Class I
Larry G. Gerdes, 58, Class II
Mark E. Cermak, 55, Class III, Nominating Committee
Robert F. Corvino, 49, Class II, Nominating Committee
C.C. Odom, II, 64, Class III, Executive Committee
Joseph Niciforo, 47, Class III, Executive Committee
Christopher Stewart, 49, Class I
John L. Pietrzak, 51, Class II
James A. Donaldson, 62, Class I

Additionally, as provided in the Merger Agreement, the Company’s board of directors appointed Charles P. Carey to serve as Vice Chairman of the board of directors of the Company, Phupinder Gill, 46, resigned his position as Chief Operating Officer of the Company but will continue to serve as President of the Company and Bryan T. Durkin, 46, was appointed Chief Operating Officer of the Company.

A copy of the Company’s press release dated July 13, 2007 announcing the members of the Company’s board of directors is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 12, 2007, in connection with the Merger Agreement and as approved at the special meeting of stockholders of the Company on July 9, 2007, the Company amended and restated its Amended and Restated Certificate of Incorporation to reflect the changes contemplated by the Merger Agreement and described in the Joint Proxy Statement/Prospectus.

Effective that same date, the Company amended its bylaws to reflect the changes contemplated by the Merger Agreement and described in the Joint Proxy Statement/Prospectus. The Second Amended and Restated Certificate of Incorporation of the Company and the Fourth Amended and Restated Bylaws of the Company are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired

Historical financial statements for CBOT Holdings were previously reported in the second supplement contained in the Registration Statement on form S-4/A filed by the Company on July 6, 2007.

(b) Pro forma financial information

Pro forma financial statements for the Company were previously reported in the second supplement contained in the Registration Statement on form S-4/A filed by the Company on July 6, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.

July 17, 2007	By:	Kathleen M. Cronin

Name: Kathleen M. Cronin
Title: Managing Director, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation of CME Group Inc.
3.2	Fourth Amended and Restated Bylaws of CME Group Inc.
99.1	Press Release ("CME Group Announces New Board of Directors”), dated July 13, 2007, of CME Group Inc.
99.2	Press Release (“CME Group Announces New Board of Directors”), dated July 13, 2007, of CME Group Inc.